UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549
          ------------------------------------------------

                            Form  8-K

                          CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 12, 1998


                   ROFIN-SINAR TECHNOLOGIES, INC.
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       (Exact name of registrant as specified in its charter)


         Delaware                      000-21377            38-3306461
-------------------------------     ----------------     -----------------
(State of other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)


          45701  Mast Street, Plymouth, MI                     48170
   ------------------------------------------------         -----------
       (Address of principal executive offices)              (Zip Code)


                          (734) 455-5400
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         (Registrant's telephone number, including area code)


       ----------------------------------------------------------
          (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5 - OTHER EVENTS

The registrant released its earnings for the first quarter of fiscal 1998 on February 10, 1998 per the attached exhibit.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
A)  Not Applicable
B)  Not Applicable
C)  Exhibits:
    99 - Press Release dated February 10, 1998


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ROFIN-SINAR TECHNOLOGIES, INC.
                        By:  /s/  GUNTHER BRAUN
                        -------------------------------------
                        Gunther Braun
                        Chief Financial Officer

Dated:    February 12, 1998
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